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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On February 22, 2006 and February 23, 2006, certain officers and directors of Amedia Networks, Inc. (the "Company") exercised outstanding options to purchase a total of 268,200 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at exercise prices ranging from $0.55 to $0.74 per share, resulting in total cash proceeds to the Company of approximately $162,000. In consideration of those option exercises, the Company issued the following options to purchase Common Stock to the exercising officers and directors: (i) Juan Mendez (Chairman of the Board of Directors): options under the Company's 2002 Non-Employee Directors Plan (the "2002 Directors Plan") to purchase 328,812 shares of Common Stock at $0.69 per share exercisable for six years from the date of grant; (ii) Frank Galuppo (Chief Executive Officer, President and director): options under the Company's 2000 Equity Incentive Plan (the "2000 Equity Plan") to purchase 40,540 shares of Common Stock at $0.69 per share exercisable for ten years from the date of grant; (iii) John Colton (Chief Technology Officer): options under the 2000 Equity Plan to purchase 54,548 shares of Common Stock at $0.70 per share exercisable for ten years from the date of grant; and (iv) Gerald Butters (director): options under the 2002 Directors Plan to purchase 112,500 shares of Common Stock at $0.70 per share exercisable for six years from the date of grant. The exercise price of each of these options is equal to the closing price of the Common Stock on the date immediately preceding the date of issuance.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2006
                                          /s/ Frank Galuppo
                                          -----------------
                                          Frank Galuppo
                                          President and Chief Executive Officer